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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 17, 1996



                    NUTRITION FOR LIFE INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)



                                     Texas
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                (State or other jurisdiction of incorporation)



           0-26362                                     76-0416176
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  (Commission File Number)                 (IRS Employer Identification Number)



                   9101 Jameel, Suite 180, Houston, TX 77040
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             (Address of principal executive offices)  (Zip code)



       Registrant's telephone number, including area code (713) 460-1976
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                (Former address, if changed since last report)

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                    NUTRITION FOR LIFE INTERNATIONAL, INC.

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events
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         The Company has been informed that the Attorney General of the State of
Illinois filed a Complaint against Kevin Trudeau, the Trudeau Marketing Group, Inc. and Jules Lieb, alleging violations of the Illinois Consumer Fraud and Deceptive Business Practices Act and the Illinois Business Opportunity Sales Law of 1995 by, among other things, operating a "pyramid sales scheme." Kevin Trudeau, through KT Corp., is a key distributor of the Company. Mr. Lieb works with Mr. Trudeau. The relief sought includes a temporary restraining order and permanent injunction against offering to sell the opportunity to become an instant executive or distributor for Trudeau Marketing Group, Inc., as well as civil penalties and a requirement for the Trudeau Marketing Group, Inc. to make restitution to Illinois residents who participated in the "pyramid sales scheme."

         A hearing on the temporary restraining order was commenced on April 23, 1996. The Company has been informed that the parties consented to an "Agreed Temporary Restraining Order" which became the order of the Court on April 23, 1996. It is stated therein that the Defendants dispute the allegations contained in the Complaint and Motion for Temporary Restraining Order and have agreed to the entry of the Temporary Restraining Order with a view toward resolving their differences.

         Pursuant to the Order, the Defendants have agreed to commence proceedings within one week to dissolve the Trudeau Marketing Group, Inc. Trudeau and Lieb are enjoined from recruiting and sponsoring people to be instant executives with the Company, advertising the Company's instant executive program and enrolling new distributors in the Company's order assurance program. It is stated that the Order does not prevent them from selling the Company's products if these products do not describe or encourage participation in the Company's instant executive program and that they may sponsor people into the Company by selling them a Company kit for $35. The Order does not prejudice the Defendants' right to a hearing on preliminary injunction, and a hearing has been set for June 19, 1996. The Defendants have also agreed to communicate this Order to distributors in Illinois.

         In addition, the Secretary of State of the State of Illinois has issued to Mr. Trudeau and the Trudeau Marketing Group a Summary Order to Cease and Desist prohibiting them from offering or selling "business opportunities" in the State of Illinois.

         Mr. Trudeau has confirmed to the Company that he will comply with the aforementioned orders. In addition, he has returned to the

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Company for cancellation warrants to purchase 500,000 shares of the Company's common stock exercisable at $12.50 per share. The warrants were issued to Mr. Trudeau in October 1995 and, prior to cancellation, were exercisable from April 1996 to October 1998.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NUTRITION FOR LIFE INTERNATIONAL, INC.



Dated:  May 2, 1996                       By: /S/ David P. Bertrand, President
                                              --------------------------------
                                              David P. Bertrand, President

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